Exhibit 10.1

Execution Version

TWENTY-FIRST AMENDMENT TO CODE SHARE AND
REVENUE SHARING AGREEMENT

THIS TWENTY-FIRST AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Twenty-First Amendment”), is made and entered into as of June 10, 2020, to be effective retroactive to April 1, 2020 (the “Effective Date”) by and between AMERICAN AIRLINES, INC., a Delaware corporation (“American”), and MESA AIRLINES, INC., a Nevada corporation (“Mesa”, and together with American, the “Parties”).

RECITALS:

A.American and Mesa are parties to that certain Code Share and Revenue Sharing Agreement, dated as of March 20, 2001, but effective as of February 1, 2001 (as amended, modified and supplemented prior to the Effective Date, the “Code Share Agreement”).

B.The Code Share Agreement has previously been amended, including by:

i.	the Thirteenth Amendment to Code Share and Revenue Sharing Agreement, dated December 14, 2013 (the “Thirteenth Amendment”);
ii.	the Eighteenth Amendment to Code Share and Revenue Sharing Agreement, dated March 1, 2017 (the “Eighteenth Amendment”);
iii.	the Nineteenth Amendment to Code Share and Revenue Sharing Agreement, dated as of January 22, 2019 (the “Nineteenth Amendment”); and
iv.	the Twentieth Amendment to Code Share and Revenue Sharing Agreement, dated as of November 22, 2019.

C.The Parties desire to further amend the Code Share Agreement as set forth in this Twenty-First Amendment.

D.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement.  It is the intent of the Parties that this Twenty-First Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

AGREEMENT:

In consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Expiration of Nineteenth Amendment.  Subject to Section 1.3 of the Nineteenth Amendment, the Parties acknowledge and agree that the Nineteenth Amendment expired on March 23, 2020.  For the avoidance of doubt, the following sections of the Nineteenth

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Amendment survive such expiration and remain in full force and effect: Section 3.2(d), Section 3.2(e), Section 3.2(f), Section 3.3(a), Section 3.3(b), Section 8 and Section 9
2.	Monthly Reconciliation Procedure. Section 7.5.2 of the Code Share Agreement is hereby deleted in its entirety and replaced with the following:

“7.5.2Monthly Reconciliation.  Not later than [***] days following the last day of each [***], Mesa shall provide a reconciliation of Estimated Costs for Guaranteed Non-Maintenance Costs, Actual Costs, Guaranteed Maintenance costs against the actual Guaranteed Non-Maintenance Costs, Actual Costs, and Guaranteed Maintenance costs owed for such month by applying the rates set forth in Exhibit C to the Eighteenth Amendment, as applicable (collectively, the “Incurred Costs”). Mesa will provide American with an invoice reflecting any additional payments or credits resulting from such reconciliation.  Each such reconciliation, together with its accompanying invoice, shall be referred to herein as an “Incurred Costs Statement”.

If the Estimated Costs paid by American exceed the Incurred Costs, then Mesa shall reimburse American the amount by which the Estimated Costs exceeded the Incurred Costs. Payment by Mesa is due at the time of the next scheduled weekly Estimated Costs payment following American’s receipt of the applicable Incurred Costs Statement. If the Incurred Costs exceed the Estimated Costs, then American shall reimburse Mesa the amount by which the Incurred Costs exceeded the Estimated Costs. Payment by American of any undisputed reimbursement amounts is also due at the time of the next scheduled weekly Estimated Costs payment following American's receipt of such Incurred Costs Statement (for example, Mesa shall provide the Incurred Costs Statement for [***] [***] on or before [***] [***], [***].  If the Estimated Costs exceed the Incurred Costs, Mesa shall reimburse American the amount of such excess in connection with the [***] [***], [***] Estimated Costs payment.  Similarly, if the Incurred Costs exceed the Estimated Costs, assuming American does not dispute such excess, American shall reimburse Mesa the amount of such excess in connection with the [***] [***] Estimated Costs payment).  The Parties further agree that the [***] [***] and [***] [***] Incurred Costs Statements will be completed on or before [***] [***] and any applicable reimbursement will be made in accordance with this paragraph.

For avoidance of doubt, all invoices that include charges for pass-through expenses shall be accompanied by appropriate receipts or other supporting documentation evidencing the pass-through expenses charged.  Notwithstanding anything in Section 7.5.4 of the Code Share Agreement to the contrary, American acknowledges and agrees that in the event Mesa receives an invoice for expenses that would otherwise be included in an Incurred Costs Statement following the issuance by Mesa of such Incurred Costs Statement, Mesa shall have the right to amend such Incurred Costs Statement so that any such additional expense is included in any subsequent reconciliation performed by the Parties.”

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3.	Aircraft Withdrawal.
3.1

The Parties acknowledge and agree that [***] [***] Aircraft, with FAA registration numbers [***] [***] [***], shall be permanently withdrawn from the Code Share Agreement, effective as of 11:59 PM Central Daylight Time on [***] [***] [***].  The [***] [***] Aircraft removed pursuant to this Section 3.1 shall constitute the first [***] [***] Aircraft of the remaining [***] [***] Original Aircraft that American has the right to ratably remove commencing [***] [***] [***] pursuant to Section 5 of the Thirteenth Amendment.  For the avoidance of doubt, the [***] [***] Original Aircraft that were withdrawn from the Code Share Agreement pursuant to the Nineteenth Amendment are no longer included in the Original Aircraft.

3.2	[***]
4.	Additional Compensation.
4.1

Section 9(a)(iii) of the Nineteenth Amendment is hereby deleted in its entirety.  The following is hereby added to Section 9 of the Nineteenth Amendment (which section survives the expiration of the Nineteenth Amendment) as new Sections 9(a)(iii)-9(a)(v) thereof:

“iii.

[***] [***] [***] [***] [***] [***] [***] [***] per month beginning in [***] [***] and ending in [***] [***], which shall be solely to the extent that Mesa meets or exceeds the Mesa Performance Criteria thresholds contained in Sections 3.2(b)(i) (MEL Counts),  3.2(b)(ii) (CCF), 3.2(b)(iii) (MxD60), 3.2(b)(iv) (CD0) and 3.3(c) – (f) (Maintenance and Staffing) hereof during such relevant month; provided that solely for purposes of this Section 9(a)(iii), the Mesa Performance Criteria described herein shall be measured on a calendar month basis using the thresholds provided in the aforementioned Sections for Measurement Dates after [***] [***], [***].  If any Failure occurs within an applicable calendar month, American shall not be required to pay Mesa and Mesa shall not be entitled to the Additional Monthly Compensation for such calendar month;

iv.	[***] [***] [***] [***] [***] [***] [***] [***] per month in each of [***] [***] and [***] [***]; and
v.

[***] [***] [***] [***] [***] [***] [***] [***] per month beginning in [***] [***] and ending in [***] [***], which shall be solely to the extent that Mesa meets or exceeds the Mesa Performance Criteria thresholds contained in Sections 3.2(b)(i) (MEL Counts), 3.2(b)(ii) (CCF), 3.2(b)(iii) (MxD60) and 3.2(b)(iv) (CD0) hereof during such relevant month; provided that solely for purposes of this Section 9(a)(v), the Mesa Performance

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Criteria described herein shall be measured on a calendar month basis using the thresholds provided in the aforementioned Sections for Measurement Dates after [***] [***] [***].  If any Failure occurs within an applicable calendar month, American shall not be required to pay Mesa and Mesa shall not be entitled to the Additional Monthly Compensation for such calendar month.”

4.2

In addition to any amounts otherwise payable by American to Mesa pursuant to the Code Share Agreement (including the amounts described in Section 9 of the Nineteenth Amendment, as amended by Section 4.1), American will pay to Mesa the following amounts:

a. [***] [***] [***] [***] [***] [***] [***] in [***] [***]; and

b. [***] [***] [***] [***] [***] [***] per month beginning in [***] [***] and ending in [***] [***].

5.	Utilization-Based Credits.
5.1	Definitions. For purposes of this Section 5:

a. “Credit Period” means the period beginning on [***] [***], [***] and ending on [***] [***], [***].

b. “Utilization” means, with respect to a particular month, a number [***] to (i) the total number of block hours set forth in the Schedule for such month [***] the number of American-Canceled Block Hours (as defined below) for such month, [***] by (ii) the number of Revenue Available Aircraft in the Schedule for such month, [***] by (iii) the number of calendar days in such month, [***] to the nearest [***] [***].

c. “American-Canceled Block Hours” means, with respect to a particular month, the total number of block hours in the Schedule for such month that were attributed to Flight departures that were canceled pursuant to the following cancellation codes: [***], [***], [***], [***], [***], [***], [***] and/or [***].

d. “Estimated Cost Statement” means, with respect to a particular month, the good faith statement of Estimated Costs for such month that Mesa provides to American in accordance with Section 7.5.1 of the Code Share Agreement.

5.2

Monthly Credits.  With respect to each month during the Credit Period, American shall be entitled to a credit (each, a “Monthly Credit”) in the amount set forth in the “Monthly Credit Amount” column of the table below that corresponds to the Utilization for the applicable month.

Utilization	Monthly Credit Amount
[***] [***]	[***]
[***] [***]	[***]

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Utilization	Monthly Credit Amount
[***] [***]	[***]
[***] [***]	[***]
[***] [***]	[***]
5.3

Aircraft Credits.  With respect to each month during the Credit Period, American shall be entitled to a credit (each, a “Aircraft Credit”) in an amount [***] to (a) the amount set forth in the “Aircraft Credit Amount” column of the table below that corresponds to the Utilization for the applicable month, [***] by (b) the daily average during such month of (i) total Aircraft [***] (ii) Spare Aircraft.

Utilization	Aircraft Credit Amount
[***] [***]	[***]
[***] [***]	[***]
[***] [***]	[***]
[***] [***]	[***]
[***] [***]	[***]
5.4

Block Hour Credits.  With respect to each month during the Credit Period, American shall be entitled to a credit (each, a “Block Hour Credit”) in an amount [***] to (a) the amount set forth in the “Block Hour Credit Amount” column of the table below that corresponds to the Utilization for the applicable month, [***] by (b) the total number of block hours actually flown by Mesa during such month.

Utilization	Block Hour Credit Amount
[***] [***]	[***]
[***] [***]	[***]
[***] [***]	[***]
[***] [***]	[***]
[***] [***]	[***]
5.5	Procedure.

a. For [***] [***] and [***] [***], Mesa shall provide the Monthly Credits, Aircraft Credits and/or Block Hour Credits applicable to such months as separate credit line items in the Estimated Cost Statement for [***] [***].

b. For [***] [***], Mesa shall provide the Monthly Credits, Aircraft Credits and/or Block Hour Credits applicable to such month to American on or before [***] [***], and American will apply such Monthly Credits, Aircraft Credits and/or Block Hour Credits to the Estimated Costs payments American makes to Mesa during [***] [***]in accordance with Section 7.5.1 of the Code Share Agreement.

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c. For [***] [***], [***] [***] and [***] [***], Mesa shall provide, as separate credit line items in the Estimated Cost Statement for such month:

i.	a good faith estimate (assuming there will be [***] American-Canceled Block Hours for such month) of the Monthly Credit to which American will be entitled for such month;
ii.

a good faith estimate (based on any upcoming Aircraft withdrawals of which Mesa is aware at the time it provides the applicable Estimated Cost Statement, and assuming there will be [***] American-Canceled Block Hours for such month) of the Aircraft Credit to which American will be entitled for such month; and

iii.	a good faith estimate (assuming there will be [***] American-Canceled Block Hours for such month) of the Block Hour Credit to which American will be entitled for such month.

d. To the extent that the actual Monthly Credit, Aircraft Credit and/or Block Hour Credit to which American is entitled for a particular month (if any) exceeds, or is less than, the estimated Monthly Credit, Aircraft Credit and/or Block Hour Credit provided by Mesa under Section 5.5(c) for such month (if any), such excess or shortfall shall be reconciled in accordance with Section 7.5.2 of the Code Share Agreement (as amended by Section 2 hereof).

5.6Reimbursement in the Event of American Nonpayment.  Notwithstanding anything in this Twenty-First Amendment to the contrary, in the event that American fails to make any undisputed Estimated Costs payment as and when due in accordance with Section 7.5.1 of the Code Share Agreement, and such failure continues for [***] business days after American’s receipt of written notice from Mesa, the obligation of Mesa to provide Monthly Credits, Aircraft Credits and Block Hour Credits pursuant to this Section 5 shall immediately cease and American shall repay to Mesa, as soon as reasonably practicable, any Monthly Credits, Aircraft Credits and Block Hour Credits previously provided to American pursuant to this Section 5 without any further action on the part of Mesa.

5.7[***]

a. [***]

b. [***]

c. [***]

i.[***]

ii.In the event that Mesa receives any such notice described in Section 5.7(c)(i):

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1.If Mesa receives such notice prior to providing the Estimated Costs Statement for the applicable month, Mesa shall provide a copy of such notice to American in connection with such Estimated Costs Statement, and Mesa will not be required to provide any Monthly Credit, Aircraft Credit or Block Hour Credit estimates under Section 5.5(c);

2.If Mesa receives such notice after providing the Estimated Costs Statement for the applicable month, but before the beginning of the applicable month, Mesa shall immediately provide a copy of such notice to American, and to the extent that Mesa has already provided any Monthly Credit, Aircraft Credit or Block Hour Credit estimates under Section 5.5(c) for such month, American will not apply such credits to the Estimated Costs payments for such month;

3.If Mesa receives such notice after the beginning of the applicable month, but before providing the Incurred Costs Statement for such month, Mesa shall provide a copy of such notice to American in connection with the Incurred Costs Statement for such month, and to the extent that Mesa has already provided any Monthly Credit, Aircraft Credit or Block Hour Credit estimates under Section 5.5(c) for such month, American will reimburse Mesa the amount of such credits in connection with the reconciliation for such month in accordance with Section 7.5.2 of the Code Share Agreement; and

4.If Mesa receives such notice after Mesa’s provision of the Incurred Costs Statement for the applicable month, then notwithstanding anything to the contrary in Section 5.7(b) hereof or Section 7.5.2 of the Code Share Agreement, American shall be entitled to retain the Monthly Credits, Aircraft Credits and/or Block Hour Credits for such month, if any, that were provided to American.

iii.In the event that Mesa receives any such notice described in Section 5.7(c)(i) with respect to a particular month, but subsequently receives any portion of the Expected Payment for such month, then the Monthly Credit, Aircraft Credit and/or Block Hour Credit to which American is entitled for such month, if any, shall be applied in connection with the reconciliation for such month in accordance with Section 7.5.2 of the Code Share Agreement.

6.	Miscellaneous.

6.1Except as expressly set forth in this Twenty-First Amendment, all of the terms and conditions, including all obligations, rights, and remedies, currently existing under the Code Share Agreement shall remain in full force and effect and be applicable to this Twenty-First Amendment.  In the event of a conflict between this Twenty-First Amendment and the Code Share Agreement, this Twenty-First Amendment shall control.

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6.2Each Party hereby reserves all rights, remedies and defenses they may have under the Code Share Agreement or otherwise.  In addition, neither Party waives any of the other Party’s defaults, past, current or future.

6.3This Twenty-First Amendment and the Code Share Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior understandings with respect thereto.

6.4This Twenty-First Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Twenty-First Amendment as of the Effective Date.

AMERICAN AIRLINES, INC.
By: ____/s/ Devon May__________________ Name: Devon May Title: Senior Vice President – Network Strategy Date: ___6-10-20____________________
MESA AIRLINES, INC.
By: ___/s/ Bradford Rich________ Name: _Bradford Rich___________ Title: __EVP & COO______________ Date: ___6-11-20 ________________

Signature Page to Twenty-First Amendment

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